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                                                                   EXHIBIT 10.34




                                 AMENDMENT NO. 2
                          TO THE FLOWSERVE CORPORATION
                             DIRECTOR DEFERRAL PLAN
                            (AS AMENDED AND RESTATED)

Section 5(e) is newly added to the Plan, effective January 1, 1999, as stated hereafter:

         "5(e) If a Director elects to defer his or her Compensation in the form of Deferred Shares instead of cash, the cash equivalent value of such Deferred Share election shall be increased by 15% over the available cash deferral election."

The remainder of the Plan shall remain unchanged and in full force and effect.




                                                        /s/ Ronald F. Shuff
                                                        -----------------------

                                                        August 10, 1998